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                                                                EXHIBIT 4(i)(iv)


                 AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT

         THIS AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT (this "Amendment") is dated as of August 30, 2002 by and among WORTHINGTON INDUSTRIES, INC., an Ohio corporation, as borrower ("Borrower"), the banks and other financial institutions from time to time party to the Credit Agreement (defined below) (the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and Administrative Agent (in such capacities, "PNC").

                              STATEMENT OF PURPOSE

         Borrower, the Lenders and PNC have previously entered into the $155,000,000 364-Day Revolving Credit Agreement dated as of May 10, 2002 (the "Credit Agreement") by and among Borrower, the Lenders, PNC, as Swingline Lender and Administrative Agent, Wachovia Securities, Inc. (formerly known as First Union Securities, Inc.) ("WSI") and PNC Capital Market, Inc. ("PNCCMI"), as Co-Syndication Agents, and WSI and PNCCMI as Co-Lead Arrangers. The parties now desire to amend the Credit Agreement on the terms set forth below. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned in the Credit Agreement.

                                    AMENDMENT

         1. Amendment.

                  (a) Section 2.10(e)(i) of the Credit Agreement is deleted and replaced with the following:

                           (i) The Borrower shall have the right at any time
                  prior to September 13, 2002 to increase the Revolving Committed Amount hereunder by an amount not to exceed $50,000,000 by causing one or more Eligible Assignees to become a Revolving Lender under this Agreement or by causing one or more existing Lenders to increase the amount of such Lender's Revolving Commitment; provided that the Revolving Commitment of each Eligible Assignee and any increase in the amount of the Revolving Commitment of each existing Lender shall be in an amount equal to $2,000,000 or any larger multiple of $500,000 and provided, further, that no Lender shall at any time be required to agree to a request of the Borrower to increase its Revolving Commitment or other obligations hereunder.

                  (b) Section 10.01(i) of the Credit Agreement is amended by adding the following new subsection (G):

                           (G) reduce or waive the principal amount of any Loan;

         2. No Further Modification. Except as expressly or by necessary implication modified by this Amendment, the terms of the Credit Agreement shall remain in full force and effect.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       WORTHINGTON INDUSTRIES, INC.


                                       By: /s/ John T. Baldwin
                                          --------------------------------------
                                       Name: John T. Baldwin
                                            ------------------------------------
                                       Title: Vice President & Chief Financial
                                             -----------------------------------
                                              Officer
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       PNC BANK, NATIONAL ASSOCIATION, as
                                       Administrative Agent


                                       By: /s/ David B. Gookin
                                          --------------------------------------
                                       Name: David B. Gookin
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       PNC BANK, NATIONAL ASSOCIATION, as
                                       Swingline Lender


                                       By: /s/ David B. Gookin
                                          --------------------------------------
                                       Name: David B. Gookin
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       PNC BANK, NATIONAL ASSOCIATION, as a
                                       Lender


                                       By: /s/ David B. Gookin
                                          --------------------------------------
                                       Name: David B. Gookin
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       WACHOVIA BANK, NATIONAL ASSOCIATION, as a
                                       Lender


                                       By: /s/ Jorge A. Gonzalez
                                          --------------------------------------
                                       Name: Jorge A. Gonzalez
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       THE BANK OF NOVA SCOTIA, as a Lender


                                       By: /s/ N. Bell
                                          --------------------------------------
                                       Name: N. Bell
                                            ------------------------------------
                                       Title: Sr. Manager - Loan Operations
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       CREDIT SUISSE FIRST BOSTON CAYMAN ISLANDS
                                       BRANCH, as a Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       FIFTH THIRD BANK (CENTRAL OHIO), as a
                                       Lender


                                       By: /s/ John Beardslee
                                          --------------------------------------
                                       Name: John Beardslee
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       FIRSTAR BANK, NA, as a Lender


                                       By: /s/ James D. Neil
                                          --------------------------------------
                                       Name: James D. Neil
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       CIBC, INC., as a Lender


                                       By: /s/ Lindsay Gordon
                                          --------------------------------------
                                       Name: Lindsay Gordon
                                            ------------------------------------
                                       Title: Executive Director, CIBC World
                                             -----------------------------------
                                              Markets Corp As Agent
                                              ----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       COMERICA BANK, as a Lender


                                       By: /s/ Ryan Oliver
                                          --------------------------------------
                                       Name: Ryan Oliver
                                            ------------------------------------
                                       Title: Account Officer
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       THE HUNTINGON NATIONAL BANK, as a Lender


                                       By: /s/ Nancy J. Cracolice
                                          --------------------------------------
                                       Name: Nancy J. Cracolice
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       JP MORGAN CHASE BANK, as a Lender


                                       By: /s/ James H. Ramage
                                          --------------------------------------
                                       Name: James H. Ramage
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       NATIONAL CITY BANK, as a Lender


                                       By: /s/ William J. Whitley
                                          --------------------------------------
                                       Name: William J. Whitley
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       as a Lender


                                       By: /s/ Steven M. Buehler
                                          --------------------------------------
                                       Name: Steven M. Buehler
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       By: /s/ Melissa F. Nachman
                                          --------------------------------------
                                       Name: Melissa F. Nachman
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

                                       MELLON BANK, NA, as a Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------